CONSULTING SERVICES AGREEMENT

This Consulting Services Agreement (the "Agreement") shall be effective as of March 15, 2021 (the "Effective Date"), by and between Jeffrey Klausner whose address is 4233 Noeline Avenue, Encino CA 91436 ("Consultant") and Opti-Harvest Inc., a Delaware corporation, whose address is 1801 Century Park East, Suite 520 Los Angeles, CA 90067 ("OPTI" or the "Company").

WHEREAS, Consultant wishes to provide certain services to OPTI; and

WHEREAS, OPTI wishes to procure such services from Consultant;

NOW, THEREFORE, in consideration of the mutual covenants, and subject to the terms and conditions hereinafter set forth, the parties hereto agree as follows:

I. SERVICES: Consultant agrees to provide the services to work on the matters of developing a Company financial model and corporate finance strategy, and to work on such matters as may be requested from time-to-time by the Company, or such officer or manager of the Company as designated by an authorized representative of the Company (collectively, "Services").

II. RATE OF PAYMENT FOR SERVICES: For the timely and satisfactory performance of the Services, OPTI shall pay Consultant the amount of 30,000 shares of common stock of OPTI, 15,000 of which are to be paid upon signing of this agreement by both parties and the balance of shares to be issued at the end of this agreement. Consultant will invoice OPTI upon signing this agreement, and OPTI shall issue the initial 15,000 shares to Consultant. OPTI also shall reimburse Consultant for reasonable out-of-pocket expenses (including travel expenses) incurred in performing the services; provided, however, that any expenses expected to be in excess of $250.00 in any month shall be pre-approved by OPTI. Consultant shall present OPTI monthly invoices showing any out-of-pocket expenses for which reimbursement is sought. As a condition to receiving an offer of the 30,000 shares of common stock, Consultant shall complete and deliver a subscription agreement in the form attached hereto as Appendix A. If Consultant is not able to truthfully complete such subscription agreement, Consultant agrees that (i) it shall not complete and deliver such subscription agreement and allow the Company to first register any offering shares of common stock to Consultant under federal and state securities laws prior to offer and payment of such shares, or otherwise confirm with the Company's counsel that an exemption from registration of such offering is available under federal and state securities laws, and (ii) the Company may delay any offer, payment and delivery of securities under this Agreement if the Company has a registration statement filed with the Securities and Exchange Commission ("SEC") until after such time as such registration statement is declared effective by the SEC.

III. TERM: The term of this Agreement ("Term") shall commence on the Effective Date and shall continue for 3 months from the date hereof. Consultant is an at-will advisor/independent contractor to the Company and not an employee, and the relationship may be terminated by either party for any reason and at any time with a 30-day written notice. Accordingly, Consultant shall be responsible for payment of all taxes for remuneration received under this Agreement, including Federal income tax, Social Security tax, and any other taxes or business license fees as required.

IV. CONSULTANT RESPONSIBILITIES; STANDARD OF CARE: Consultant's Services shall be diligently performed in a professional manner in accordance with the usual and customary industry standards.

V. CONFIDENTIALITY: Consultant shall maintain in strict confidence and shall use and disclose only as authorized in writing by the Company, all information ("Confidential Information") that it receives in connection with the work performed for the Company. These restrictions shall not apply to (1) information available to the public; or (2) information approved for the use and disclosure of Consultant without restriction, if such approval is set forth in writing by the Company (including without limitation, via email). Confidential Information shall be held in the strictest of confidence by Consultant and shall not be disclosed or used by Consultant for any purpose without the prior express written consent of the Company. Consultant shall not directly, indirectly or otherwise use, divulge, deliver, show, summarize, lecture on, disseminate, publish articles about or otherwise make available any Confidential Information or "Property" (as defined below) to anyone not entitled thereto in accordance with this Section V, nor shall Consultant use any Property or Confidential Information or attempt to reverse engineer, dissemble or alter any Property or Confidential Information and shall return any and all Property and Confidential Information and any reproductions thereof in the possession of Consultant upon termination of Consultant's position with the Company or at any other time requested by the Company (so long as such request is sent during the term of this Agreement, or within a period of up to two (2) years from the date of termination). Any reports or other documents or other information resulting from the disclosure of Confidential Information shall be governed by the same terms and conditions with respect to confidentiality as is the Confidential Information that is disclosed.

VI. INTELLECTUAL PROPERTY: "Property" shall mean all information and materials written, made, conceived, authored, invented or developed by Consultant, either alone or in conjunction with others: (a) while engaged in any work for the Company or with the use of the Company equipment, facilities or materials; or (b) in connection with any product, process, development, research work or any other business of the Company. Without limiting the generality of the foregoing, "Property" shall include information, work product, inventions, improvements, discoveries, creations, design specifications, concepts, formulas, trade secrets, ideas, processes, know-how, methods, proprietary data, products, techniques, and all derivative works thereof and any and all worldwide intellectual property rights in and to any and all of the foregoing, including without limitation any and all vested and or inchoate patent rights, trademark, copyrights and or other rights in and to the foregoing or any derivative works or improvements thereof. Consultant acknowledges and agrees (i) that its status is as an independent contractor of the Company, (ii) that all copyrightable Property,

whether or not copyrighted, is to be considered a "work made for hire", (iii) that all Property shall be owned solely and exclusively by the Company and that Consultant shall execute and deliver any document reasonably requested by the Company to confirm the status of such ownership by the Company, and (iv) that the Company, and its successors and assigns, shall hold, and hereby assigns, all right, title and interest in and to the Property, free and clear of any claims or other obligations to Consultant.

VII. EQUITABLE REMEDIES. Consultant acknowledges that a breach of any of Sections V, or VI of this Agreement may result in irreparable and continuing damage to the Company for which there would be no adequate remedy at law. In the event of any such breach, threatened breach or other violation of this Agreement, the Company shall have the right, in addition to any other rights or remedies available at law or in equity, to obtain injunctive relief, and Consultant consents to the issuance of a temporary or permanent injunction by any court of competent jurisdiction enjoining the continuing breach of this Agreement, without the requirement that the Company post a bond, or if a bond is required, Consultant agrees that a bond in the amount of $1,000.00 is reasonable. If Consultant is required in any civil or criminal legal proceeding or any regulatory proceeding or pursuant to any form of legal process to disclose information about the Property, the Property or any Confidential Information, Consultant shall give the Company prompt notice thereof so that the Company may seek an appropriate protective order or waive in writing compliance with the provisions of this Agreement.

VIII. APPLICABLE LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any action regarding this Agreement or brought to enforce this Agreement shall be proper if brought in any court of competent jurisdiction in Los Angeles County, California, and the parties waive all objections to venue being proper in such counties.

IX. NOTICE: All notices under this Agreement shall be in writing and shall be delivered by delivery service or certified mail, delivery charges and postage prepaid, to the addresses listed at the beginning of this Agreement or such other addresses as may be designated by proper notice from time to time by the relevant party. Any notice sent by certified mail shall be deemed to have been given three (3) business days after the date on which it is mailed. All notices sent by other means shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by a party or its authorized agent.

XI. GENERAL: This Agreement constitutes the complete and entire agreement between the parties concerning the subject matter hereof, and supersedes any prior agreements or understandings made between Consultant and OPTI regarding the consulting relationship described herein, but it shall not supersede any other agreement that OPTI and Consultant may have entered into regarding confidentiality, the Property or the Confidential Information, and no amendment, alteration, or waiver of this Agreement shall be valid or binding unless made in writing and signed by both parties. Any purported amendment, modification or waiver which is oral shall be void and of no effect whatsoever. The failure of either party to

insist in any one or more instances upon performance of any terms, covenants or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant, or condition, but the obligations of either party with respect thereto shall continue in full force and effect. This Agreement may not be assigned, in whole or in part, by either party hereto without the prior written consent of the other party; provided, however, that this Agreement may be transferred to any affiliated company of the Company, or to any entity that merges with or acquires the Company or substantially all its business or assets. Any purported assignment in violation of this Agreement shall be void. Any provision in this Agreement found to be void, voidable or unenforceable shall not affect the validity or enforceability of any other provision in this Agreement. In the event that any provision of this Agreement shall be declared void, voidable or unenforceable by a court of competent jurisdiction, then such provision of this Agreement shall be deemed to be amended to provide the party seeking to enforce this Agreement the greatest protection otherwise available under law. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies. The words "hereof", "herein", "hereby", "hereunder", "this Agreement", "the Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement. This Agreement may be executed in counterparts and may be executed and delivered via facsimile or scanned signatures, which shall be treated as effective as original signatures.

XII. SURVIVAL OF CERTAIN SECTIONS. Notwithstanding the termination of this Agreement, Sections V, VI , VIII, IX, X and XI of this Agreement shall continue in full force and effect after the end of the Term, and the protection afforded by this Agreement under such Sections shall continue for a period of two (2) years.

IN WITNESS WHEREOF, the undersigned have executed this Agreement, intending to be legally bound.

OPTI-HARVEST, INC	JEFFREY KLAUSNER
By: [signature]	[signature]
Print name: Jonathan Destler	Print name: Jeff Klausner
Title: CEO	Title: Individual

Appendix A

SUBSCRIPTION AGREEMENT

The undersigned, Jeffrey Klausner ("Klausner"), whose primary residence is located in the State of California, hereby subscribes for the purchase of 30,000 shares of common stock (the "Shares") of Opti-Harvest, Inc., a Delaware corporation (the "Company"), in consideration for the performance of certain services of value to the Company.

WHEREAS, the Company and Klausner are parties to that certain Consulting Services Agreement, dated March 15, 2021 (the "Consulting Services Agreement"), the terms and conditions of which provide, among other things, that the Company shall pay Klausner 30,000 shares of common stock of the Company, as consideration for the performance of certain services to be provided by Klausner to the Company.

Klausner is aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, in reliance on exemptions from such registration. Klausner understands that reliance by the Company on such exemptions is predicated in part upon the truth and accuracy of the statements made by Klausner in this Subscription Agreement.

Klausner hereby represents and warrants that he:

(i) has such knowledge and experience in financial and business matters that Klausner is capable of evaluating the merits and risks of Klausner's purchase of the Shares;

(ii) has sufficient financial resources to be able to bear the risk of the investment in the Shares;

(iii) has either spoken or met with, or been given reasonable opportunity to speak with or meet with, representatives of the Company for the purpose of asking questions of, and receiving answers and information from, such representatives concerning Klausner's investment in the Shares;

(iv) is the only person who performed the work under the Consulting Services Agreement, and all facts ascribed to Klausner in the recitals to this Subscription Agreement are true and correct;

(v) is purchasing the Shares for his own account for investment purposes and not with a view toward the sale or distribution of all or any part of the Shares; and

(vi) is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act by virtue of having total assets of more than $5,000,000, or all of the beneficial owners of which have a net worth in excess of

$1,000,000, not including such persons' equity in their respective primary residence(s).

Klausner understands that because the Shares have not been registered under the Securities Act, (i) the Shares have the status of securities acquired in a transaction under Section 4(a)(2) of the Securities Act; and (ii) the Shares cannot be sold unless the Shares are subsequently registered or an exemption from registration is available.

Klausner agrees that it will in no event sell or distribute all or any part of the Shares unless (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares, or (ii) the Company receives an opinion of Klausner's legal counsel, in form acceptable to the Company, stating that such transaction is exempt from registration, or (iii) the Company otherwise satisfies itself that such transaction is exempt from registration.

Klausner consents to (i) the placing of the legend set forth below on the certificate representing the Shares stating that the Shares have not been registered and setting for the restriction on transfer contemplated hereby and (ii) the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares.

A legend, substantially similar to the following, shall be placed on certificates representing the Shares:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES AND STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, OR (B) THIS COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

Klausner understands that at the present time Securities and Exchange Commission ("SEC") Rule 144, promulgated pursuant to the Securities Act, may not be relied upon for the resale or distribution of the Shares by Klausner because the Company does not make current or periodic reports with SEC and there is no market for the Shares. Moreover, there can be no assurance that the Company will in the future register securities or the Shares themselves, become a "reporting issuer" with the SEC, or otherwise make publicly available such information such that a public market for the Shares will develop.

Klausner understands that the Company has no obligation to Klausner to register the Shares under the Securities Act and has not represented to Klausner that it will register the Shares.

I HAVE CAREFULLY READ THE FOREGOING AND UNDERSTAND THAT IT RELATES TO RESTRICTIONS UPON GRIFFIN'S ABILITY TO SELL AND/OR TRANSFER THE SHARES.

Dated: 3/15, 2021

Jeffrey Klausner

By: [signature]

Name: Jeff Klausner

ACCEPTANCE

The foregoing Subscription Agreement and the consideration reflected therein are hereby accepted.

Dated: 3/15, 2021

OPTI-HARVEST, INC.

By: [signature]

Name: Jonathan Destler
Title: Chief Executive Officer